Putnam
Investment
Grade Municipal
Trust

ANNUAL REPORT
November 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Municipals' main draw, the tax-exempt interest, won't find much competition from the new law's tax-free alternatives such as Roth IRAs and the $250,000 exemption on home profits."

                          --  The Orange County (California) Register,
                              September 7, 1997

* "For investors in higher tax brackets, say 31% or greater, municipal bonds are almost always a better choice. At these tax rates, taxable bonds' after-tax yields can't compare to municipal bonds, even though munis' stated yields generally are lower."

                          --  The (New Orleans) Times-Picayune,
                              September 30, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

18 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The global flight to the relative safety of bonds in the aftermath of the Southeast Asian currency crisis in late October provided a dramatic and positive finale to Putnam Investment Grade Municipal Trust's fiscal year. In the 11 months prior to that occasion, the U.S. municipal bond market had demonstrated solid, albeit tenuous, strength as many investors cautiously set aside their lingering concerns about the economy, interest rates, and renewed inflation.

Recognizing the fragility of the generally positive environment both prior to and following the disruption in global markets, Fund Manager Richard Wyke had pursued a slightly defensive policy in managing the fund. As the year unfolded, however, he concluded that a somewhat more dynamic strategy was in order and began adjusting the portfolio accordingly.

In the report that follows, Rick provides the specifics of his strategic shift as well as details about the fiscal year's performance. Then he offers some insights into what he believes is in store for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 21, 1998



Report from the Fund Manager
Richard P. Wyke

An atmosphere of low volatility and narrow trading ranges characterized the fixed-income markets for most of the year, influencing Putnam Investment Grade Municipal Trust's strategy and performance. This lack of direction stemmed from an ongoing tug of war between high economic growth (negative for the bond market) and favorable low inflation news (positive for the bond market).

But the Pacific Rim crisis and subsequent worldwide equity market correction in October changed all that. For a short time afterward, the municipal market, normally somewhat removed from such events, became caught up in the worldwide volatility. By the end of November, however, things had begun to settle down and your fund turned in a respectable performance for the fiscal year ended November 30, 1997, returning 8.37% at net asset value and 16.25% at market price. This performance surpassed the fund's benchmark, the Lehman Brothers Municipal Bond Index, which posted a 7.18% return. Please see pages 8 and 9 for additional performance information.

* TAKING ADVANTAGE OF QUALITY SPREAD COMPRESSION

During the period, the gap between yields of lower-rated investment grade bonds versus higher-rated securities narrowed dramatically. When interest rates are low and bond investors' confidence level is strong, as both have been recently, investors are usually more comfortable with an increased level of credit risk. As a result, demand for bonds in the lower tiers of the sector has increased, and these bonds have outperformed higher-quality bonds for much of the period.

As prices for these lower-rated bonds rise, however, their yields approach those of higher-rated issues. Given this quality spread compression, we are taking profits on selected lower-rated investment-grade bonds as their valuations peak and expect the tighter spreads to continue as long as economic growth remains strong. At the end of the period, approximately 23% of the portfolio's market value was invested in Baa-rated bonds, while 47.6% of the portfolio's market value was securities of the highest credit quality, rated Aaa/VMIG1.

* HEALTH CARE, UTILITIES, TRANSPORTATION REMAIN TOP SECTORS

Another way we seek to improve returns is through careful security selection and in-depth credit research. This entails choosing the right issues within each sector and is especially important when reviewing higher-risk bond issuers. Utilities, transportation, and health care were the portfolio's top three sectors on November 30, 1997. With careful selection and intensive credit research, we have been able to take advantage of opportunities in these sectors to provide shareholders with an attractive level of monthly income.

In an era of cost cutting and reform, the health-care industry was inundated with consolidations between nonprofit and for-profit institutions during much of the year. The Justice Department's recent investigation of Columbia Healthcare, a publicly traded company and an active buyer of hospitals, has slowed acquisition activity, thereby eliminating a valuable catalyst for credit upgrades. However, new issuance in this sector has been low, providing a natural price support for existing bonds. Your fund's position in hospital bonds has benefited from this trend, appreciating substantially while continuing to provide attractive levels of income. While these holdings, as well as others discussed in this report, were viewed favorably at the end of the period, all portfolio holdings are subject to review and change in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                     25.3%

Transportation                19.6%

Hospitals/Health care         15.2%

Housing                       11.6%

Education                      7.8%

Footnote reads:
*Based on net assets as of 11/30/97. Holdings will vary over time.

Investor-owned and municipal utility bonds have always played a significant role in the fund's income strategy, and this is evidenced by the fact that some of the portfolio's highest-yielding bonds come from this sector. Public utility bonds are a type of revenue bond that is self-funding; that is, user fees paid for services become the source of the bonds' payments to investors. Since the issuers have the ability to set user fees, income from these bonds is relatively stable and they carry a lower risk of default than other types of municipal bonds. The economic health and potential growth of each utility's service area are important variables when evaluating the credit risk of public utility bond issuers.

* CONSOLIDATIONS, COST CUTTING, STRONG ECONOMY HELP AIRLINES

The transportation sector is mainly composed of airline and airport bonds. This industry is benefiting from years of cost cutting and industry consolidation, which has created healthier, more stable airline companies. Furthermore, a strong economy coupled with steady capacity and strong consumer demand is also boosting profits. Increased passenger capacity on the airlines also brings increased fees and cash flow to airport operations and associated facilities such as restaurants, parking, hotels, and retail stores.

One way your fund's management team seeks to provide high and durable returns is by improving call risk within the fund. Our goal is to enhance the durability of the income stream by extending call dates on holdings. Callable bonds carry the option of being redeemed, or called away, by the issuer at a certain future date. Bonds are normally called away if interest rates are lower than when the bonds were originally issued. By avoiding callable bonds, the portfolio has a better chance of maintaining a stable level of income.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa                    47.2%

Aa                      7.9%

A                      11.0%

Baa                    22.7%

Ba                      7.9%

B                       2.6%

VMIGI                   0.4%

Other                   0.3%

Footnote reads:
*As a percentage of market value as of 11/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* CAUTIOUS OUTLOOK: MUNICIPAL MARKET SETTLING DOWN

Although worldwide markets remain focused on the Pacific Rim crisis and its repercussions, U.S. economic growth is still robust and supported by favorable labor conditions. While the municipal market seems to be settling down, there still may be periods of moderate volatility caused by the uncertainty surrounding the impact of Asia's debacle. It is quite possible that the Asian crisis will aid the Federal Reserve Board's efforts to keep inflation at bay. We realize that volatility can be unsettling for investors, but as professional money managers, we can take advantage of short-term volatility and improve the fund's return over time.

As time goes on, we still believe that there will be a moderate upward drift in interest rates driven by healthy employment and the strong economy in the United States. Our focus on key strategies such as reducing call risk and careful security selection should serve your fund very well as we move into 1998.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking a high level of current income, free from federal income tax, as is consistent with the preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/97
(common shares)
                                                Lehman Bros.
                                      Market    Municipal        Consumer
                              NAV     price     Bond Index     Price Index
------------------------------------------------------------------------------
1 year                       8.37%    16.25%       7.18%           1.83%
------------------------------------------------------------------------------
5 years                     44.00     64.44       42.06           13.73
Annual average               7.57     10.46        7.27            2.61
------------------------------------------------------------------------------
Life of fund (10/26/89)    102.30    129.26       88.86           28.58
Annual average               9.09     10.79        8.18            3.16
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/97
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                             12
------------------------------------------------------------------------------
Income                                           $0.960
------------------------------------------------------------------------------
   Total                                         $0.960
------------------------------------------------------------------------------
Preferred shares Series A (1,400 shares)            --
------------------------------------------------------------------------------
Income                                          $3,674.33
------------------------------------------------------------------------------
Capital gains                                       --
------------------------------------------------------------------------------
   Total                                        $3,674.33
------------------------------------------------------------------------------
Share value (common shares):             NAV               Market price
------------------------------------------------------------------------------
11/30/96                               $11.94                $13.625
------------------------------------------------------------------------------
11/30/97                                12.05                 14.750
------------------------------------------------------------------------------
Current return (common shares):          NAV               Market price
------------------------------------------------------------------------------
Current dividend rate1                   7.97%                 6.51%
------------------------------------------------------------------------------
Taxable equivalent2                     13.20                 10.78
------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2 Assumes maximum 39.6% federal tax rate at end-of-period dividend rate.
  Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 12/31/97
(most recent calendar quarter)
(common shares)
                                         NAV               Market price
------------------------------------------------------------------------------
1 year                                  10.02%                19.34%
------------------------------------------------------------------------------
5 years                                 43.73                 65.72
Annual average                           7.53                 10.63
------------------------------------------------------------------------------
Life of fund (10/26/89)                105.47                132.50
Annual average                           9.20                 10.87
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust (the "fund") at November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
January 9, 1998



Portfolio of investments owned
November 30, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation
PSFG        -- Permanent School Fund Guaranteed
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES  (101.3%) *
PRINCIPAL AMOUNT                                                               RATINGS**       VALUE

Alabama  (1.6%)
------------------------------------------------------------------------------------------------------------
$     5,500,000  Gadsden East, Med. Clinic Board Rev. Bonds
                   (Baptist Hosp. of Gadsden, Inc.), Ser. A,
                   7.8s, 11/1/21                                               AAA/P          $    6,276,875

Arizona  (0.7%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Gila Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                   (Asarco, Inc.), Ser. 87, 8.9s, 7/1/06                       BBB                 1,034,510
      1,700,000  Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec.
                   Pwr. Co.-Irvington), Ser. A, 3.9s, 10/1/22                  VMIG1               1,700,000
                                                                                              --------------
                                                                                                   2,734,510

California  (9.5%)
------------------------------------------------------------------------------------------------------------
      4,650,000  CA State U. IFB, AMBAC, 10.224s, 11/1/21
                   (acquired various dates from 8/5/91 to 8/31/94,
                   cost $4,659,603) [DBL. DAGGERS]                             Aaa                 5,533,500
      5,200,000  Central Valley Fin. Auth. Rev. Bonds
                   (Carson Ice-Cogeneration), 6s, 7/1/09                       BBB-                5,466,500
      3,000,000  Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G,
                   MBIA, 5s, 10/1/24                                           Aaa                 2,880,000
                 Los Angeles Cnty., Metro. Trans. Auth. Sales Tax
                   Rev. Bonds, MBIA
      3,235,000    1st Tier Lien, Ser. A, 5 3/4s, 7/1/11                       Aaa                 3,425,056
      3,030,000    2nd Tier Lien, 5 5/8s, 7/1/11                               Aaa                 3,181,500
      4,425,000  Los Angeles, Regl. Arpt. Impt. Corp. Lease
                   Rev. Bonds (Continental Airlines), 9s, 8/1/17               B+                  4,633,019
      2,800,000  Orange Cnty., Local Trans. Auth. Sales Tax
                   Rev. Bonds, FGIC, 6.1s, 2/14/11                             Aaa                 3,038,000
      2,550,000  Orange Cnty., Pub. Fac. Corp. COP
                   (Solid Waste Management), 7 7/8s, 12/1/13                   Baa                 2,664,725
      4,625,000  San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                   FGIC, 5s, 5/15/25                                           Aaa                 4,440,000
      1,800,000  Stockton, Multi-Fam. Hsg. VRDN
                   (Mariners Pointe Assn.), Ser. A, 3.7s, 9/1/18               A-1+                1,800,000
                                                                                              --------------
                                                                                                  37,062,300

Colorado  (10.6%)
------------------------------------------------------------------------------------------------------------
                 CO Hsg. Fin. Auth. Rev. Bonds (Single Fam.), Ser. B-2
      2,000,000    7s, 5/1/26                                                  Aa2                 2,257,500
      1,000,000    6.8s, 11/1/28                                               Aa2                 1,126,250
                 Denver, City & Cnty. Arpt. Rev. Bonds
        735,000    Ser. A, 8 3/4s, 11/15/23                                    Baa1                  862,706
        265,000    Prerefunded, Ser. A, 8 3/4s, 11/15/23                       Aaa                   310,713
      4,365,000    Ser. A, 8 1/2s, 11/15/23                                    Baa1                4,905,169
        410,000    Prerefunded, Ser. A, 8 1/2s, 11/15/23                       Aaa                   463,300
      4,480,000    Ser. A, 8 1/4s, 11/15/12                                    Baa1                5,006,400
        420,000    Prerefunded, Ser. A, 8 1/4s, 11/15/12                       Aaa                   471,450
      3,820,000    Ser. A, 8s, 11/15/25                                        Baa1                4,264,075
      1,380,000    Prerefunded, Ser. A, 8s, 11/15/25                           Aaa                 1,555,950
      6,330,000    Ser. A, 7 3/4s, 11/15/21                                    Baa1                7,105,425
      1,670,000    Prerefunded, Ser. A, 7 3/4s, 11/15/21                       Aaa                 1,895,450
      3,000,000    Ser. D, 7 3/4s, 11/15/13                                    Baa1                3,750,000
      7,000,000    Ser. A, MBIA, 5 1/2s, 11/15/25                              Aaa                 7,070,000
                                                                                              --------------
                                                                                                  41,044,388

Connecticut  (1.9%)
------------------------------------------------------------------------------------------------------------
      4,825,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                   (New England Power Co.), 7 1/4s, 10/15/15                   A1                  5,168,781
      2,000,000  CT State Resource Recvy. Auth. Muni. Rev. Bonds
                   (Bridgeport Service Fee), Ser. A, 7 1/2s, 1/1/09            Baa1                2,094,600
                                                                                              --------------
                                                                                                   7,263,381

District of Columbia  (0.7%)
------------------------------------------------------------------------------------------------------------
      2,500,000  DC Rev. Bonds (Georgetown U.), Ser. B,
                   7.15s, 4/1/21                                               A1                  2,634,375

Florida  (3.7%)
------------------------------------------------------------------------------------------------------------
     11,065,000  Broward Cnty., Resource Recvy. Rev. Bonds
                   (SES Broward Cnty. LP South), 7.95s, 12/1/08                A                  12,047,019
      2,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                   (FL Crushed Stone Co.), 8 1/2s, 12/1/14                     B+/P                2,305,000
                                                                                              --------------
                                                                                                  14,352,019

Georgia  (2.6%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                   (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22              Aaa                 4,745,000
      4,800,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                   (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17             BBB+/P              5,226,000
                                                                                              --------------
                                                                                                   9,971,000

Hawaii  (1.3%)
------------------------------------------------------------------------------------------------------------
      4,500,000  HI State Dept. of Budget & Fin. Special Purpose
                   Mtge. IFB, 9.132s, 11/1/21                                  A                   5,090,625

Illinois  (0.7%)
------------------------------------------------------------------------------------------------------------
      2,430,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                   (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18             Baa2                2,758,050

Indiana  (0.5%)
------------------------------------------------------------------------------------------------------------
      1,000,000  Indiana Bond Bank Rev. Bonds (Special Loan
                   Program), Ser. B, 8 1/2s, 2/1/18                            A+                  1,026,500
      1,000,000  Rockport, Indl. Poll. Control Rev. Bonds
                   (Indiana-Michigan Pwr.), Ser. B, FGIC, 7.6s, 3/1/16         Aaa                 1,110,000
                                                                                              --------------
                                                                                                   2,136,500

Kansas  (1.3%)
------------------------------------------------------------------------------------------------------------
      4,500,000  Burlington, Poll. Control Rev. Bonds
                   (Kansas Gas & Electric Co.), MBIA, 7s, 6/1/31               Aaa                 4,950,000

Louisiana  (7.4%)
------------------------------------------------------------------------------------------------------------
      9,250,000  St. Charles Parish, Poll. Control Rev. Bonds
                   (LA Pwr. & Lt. Co.), 8s, 12/1/14                            Baa3               10,047,813
                 W. Feliciana, Parish Poll. Control Rev. Bonds
                   (Gulf States Utils. Co.)
      2,500,000    8s, 12/1/24                                                 Ba1                 2,687,500
      5,100,000    Ser. II, 7.7s, 12/1/14                                      Ba1                 5,782,125
      3,000,000    Ser. III, 7.7s, 12/1/14                                     Ba1                 3,401,250
      6,000,000    Ser. A, 7 1/2s, 5/1/15                                      BB+                 6,757,500
                                                                                              --------------
                                                                                                  28,676,188

Maine  (1.4%)
------------------------------------------------------------------------------------------------------------
      5,000,000  ME Fin. Auth. Solid Waste Recycling Fac. Rev. Bonds
                   (Great Northern Paper-Bowater), 7 3/4s, 10/1/22             Baa1                5,606,250

Maryland  (0.6%)
------------------------------------------------------------------------------------------------------------
      2,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                   (Doctors Cmnty. Hosp.), 8 3/4s, 7/1/12                      AAA                 2,257,500

Massachusetts  (5.7%)
------------------------------------------------------------------------------------------------------------
      8,750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                   Central MA), Ser. B, AMBAC, 8.97s, 6/23/22                  Aaa                10,970,313
      4,000,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11            Ba1                 4,205,000
      5,000,000  MA State Indl. Fin. Agcy. Rev. Bonds
                   (Cape Cod Hlth. Syst. Issue), 8 1/2s, 11/15/20              Aaa                 5,687,500
      1,100,000  MA State Wtr. Poll. Auth. Rev. Bonds, Ser. B,
                   5 1/4s, 8/1/14                                              Aa2                 1,120,625
                                                                                              --------------
                                                                                                  21,983,438

Michigan  (2.2%)
------------------------------------------------------------------------------------------------------------
      1,735,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                   Ser. A, 8.72s, 5/1/21                                       BBB+/P              2,183,931
      2,200,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 8.765s, 7/1/22          Aaa                 2,546,500
      1,690,000  Highland Park, Fin. Auth. Hosp. Fac. Rev. Bonds
                   (MI Hlth. Care Corp.), Ser. A, 9 3/4s, 12/1/06
                   (In Default) +                                              C                     304,200
      3,000,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                   (Mercy Svcs. for Aging), 9.4s, 5/15/20                      AAA/P               3,393,750
                                                                                              --------------
                                                                                                   8,428,381

Mississippi  (2.2%)
------------------------------------------------------------------------------------------------------------
      7,950,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                   South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                Ba1                 8,591,645

Missouri  (3.8%)
------------------------------------------------------------------------------------------------------------
      2,500,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                  Aa                  2,803,125
      8,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                   (Whispering Lake), Ser. A-11, FSA, 7.1s, 1/1/30             Aaa                 9,656,500
      2,000,000  Sikeston, Elec. Auth. Rev. Bonds, MBIA, 6s, 6/1/13            Aaa                 2,227,500
                                                                                              --------------
                                                                                                  14,687,125

Nebraska  (2.0%)
------------------------------------------------------------------------------------------------------------
      2,000,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                   Ser. B, GNMA Coll., 11.155s, 3/15/22                        Aaa                 2,240,000
      5,405,000  NE Investment Fin. Auth. Single Fam. Mtge.
                   Rev. Bonds, Ser. 1, GNMA Coll, MBIA,
                   8 1/8s, 8/15/38                                             Aaa                 5,591,959
                                                                                              --------------
                                                                                                   7,831,959

Nevada  (1.8%)
------------------------------------------------------------------------------------------------------------
      6,500,000  Clark Cnty., Indl. Dev. Rev. Bonds (NV Pwr. Co.),
                   7.8s, 6/1/20                                                Baa3                7,052,500

New York  (7.9%)
------------------------------------------------------------------------------------------------------------
      4,100,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                   Ser. B, 5 3/4s, 6/15/26                                     A2                  4,212,750
                 NY State Dorm. Auth. Rev. Bonds
      4,500,000    (City U. Syst.), Ser. F, 7 7/8s, 7/1/17                     Aaa                 4,989,375
      6,250,000    (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                 Aaa                 6,882,813
      2,000,000    (City U. Syst.), Ser. A, 7 5/8s, 7/1/20                     Aaa                 2,205,000
      2,450,000  NY State Energy Research & Dev. Auth. Elec. Fac.
                   Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                   Ser. A, 7 3/4s, 1/1/24                                      A1                  2,493,610
      1,535,000  NY State Urban Dev. Corp. Rev. Bonds
                   (Syracuse U. Ctr.), 6s, 1/1/08                              Baa1                1,659,719
      8,780,000  Triborough Bridge & Tunnel Auth. Gen. Purpose
                   Rev. Bonds, Ser. A, 5s, 1/1/24                              Aa                  8,362,950
                                                                                              --------------
                                                                                                  30,806,217

Ohio  (1.5%)
------------------------------------------------------------------------------------------------------------
      5,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                   (Cleveland Co.), FGIC, 8s, 12/1/13                          Aaa                 5,806,250

Pennsylvania  (4.3%)
------------------------------------------------------------------------------------------------------------
      2,875,000  Allegheny Cnty., Res. Fin. Auth. Mtge. Rev. Bonds
                   (Single Fam.), Ser. M, GNMA Coll., 7.9s, 6/1/11             Aaa                 3,040,313
      5,000,000  Montgomery Cnty., Indl. Dev. Auth. Resource Recvy.
                   Rev. Bonds, 7 1/2s, 1/1/12                                  A                   5,337,500
      7,600,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                   MBIA, 10.919s, 3/1/20                                       Aaa                 8,531,000
                                                                                              --------------
                                                                                                  16,908,813

Tennessee  (3.9%)
------------------------------------------------------------------------------------------------------------
      2,600,000  Metropolitan Govt. Nashville & Davidson Cnty.
                   Tenn. Wtr. & Swr. IFB, AMBAC, 8.266s, 1/1/22                Aaa                 2,928,250
     10,900,000  SCA Tax Exempt Trust Multi-Family Mtge.
                   Rev. Bonds (Steeplechase Falls), Ser. A-10,
                   FSA, 7 1/8s, 1/1/30                                         Aaa                12,153,500
                                                                                              --------------
                                                                                                  15,081,750

Texas  (9.6%)
------------------------------------------------------------------------------------------------------------
      6,500,000  Alliance, Arpt. Auth. Rev. Bonds
                   (Federal Express Corp.), 6 3/8s, 4/1/21                     Baa2                6,971,250
      2,770,000  Austin, School Dist. G.O. Bonds, PSFG,
                   5 3/4s, 8/1/15                                              Aaa                 2,877,338
      2,500,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                   AAA/P               2,909,375
      5,000,000  Brazos River, Poll. Control Auth. Rev. Bonds
                   (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21               Baa1                5,512,500
      4,390,000  Matagorda Cnty., Poll. Control Rev. Bonds
                   (Houston Lt. & Pwr.), Ser. D, FGIC, 7.6s, 10/1/19           Aaa                 4,724,738
      8,000,000  North Central Hlth. Fac. Dev. Corp. IFB
                   (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                   9.425s, 6/15/21                                             Aaa                 9,550,000
      4,500,000  TX State National Research Lab Communication
                   Superconductor G.O. Bonds, 7 1/8s, 4/1/20                   Aa2                 4,876,875
                                                                                              --------------
                                                                                                  37,422,076

Utah  (5.3%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Carbon Cnty., Solid Waste Disp. Rev. Bonds
                   (Laidlaw Env.), Ser. A, 7.45s, 7/1/17                       B-/P                3,198,750
     16,000,000  Utah Pwr. Supply Rev. Bonds (Intermountain
                   Pwr. Agcy.), Ser. A, MBIA, 6.15s, 7/1/14                    Aaa                17,460,000
                                                                                              --------------
                                                                                                  20,658,750

Vermont  (1.3%)
------------------------------------------------------------------------------------------------------------
      4,830,000  VT Edl. & Hlth. Bldgs. Fin. Agcy. Rev. Bonds
                   (Brattleboro Memorial Hosp.), 7s, 3/1/24                    BBB                 5,210,363

Virginia  (2.7%)
------------------------------------------------------------------------------------------------------------
     10,085,000  VA Port Auth. Cmnwlth. Port Rev. Bonds,
                   5 1/2s, 7/1/08                                              Aa2                10,501,002

West Virginia  (0.2%)
------------------------------------------------------------------------------------------------------------
      1,400,000  Marion Cnty., Cmnty. Solid Waste Disp. Fac.
                   Rev. Bonds (American Pwr. Paper Recycling),
                   8 1/4s, 12/1/11 (In Default) +                              D/P                   700,000

Wisconsin  (2.4%)
------------------------------------------------------------------------------------------------------------
      3,400,000  WI Hsg. & Econ. Dev. Auth. Rev. Bonds, Ser. B,
                   7.05s, 11/1/22                                              A1                  3,655,000
      5,600,000  WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                   (United Hlth. Group, Inc.), Ser. B, MBIA,
                   5 1/2 s, 12/15/20                                           Aaa                 5,635,000
                                                                                              --------------
                                                                                                   9,290,000
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $373,197,142) ***                                    $  393,774,230
------------------------------------------------------------------------------------------------------------

             * Percentages indicated are based on net assets of $388,831,060.

            ** The Moody's or Standard & Poor's ratings indicated are
               believed to be the most recent ratings available at November 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1997.
               Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

           *** The aggregate identified cost on a tax basis is $373,197,933, resulting in gross unrealized appreciation and depreciation of $24,002,530 and $3,426,233, respectively, or net unrealized appreciation of $20,576,297.

             + Non-income-producing security.

 [DBL. DAGGER] Restricted, excluding 144A securities, as to public resale.
               The total market value of restricted securities held at November 30, 1997, was $5,533,500 or 1.4% of net assets.

               The rates shown on IFBs, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at November 30, 1997.

               The fund had the following industry group concentrations greater than 10% at November 30, 1997 (as a percentage of net assets:)

                  Utilities                      25.3%
                  Transportation                 19.6
                  Hospitals/Health care          15.2
                  Housing                        11.6

               The fund had the following insurance concentrations greater than 10% at November 30, 1997 (as a percentage of net assets:)

                  MBIA                           19.4%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $373,197,142) (Note 1)                                                $393,774,230
---------------------------------------------------------------------------------------------------
Cash                                                                                        330,580
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       7,146,662
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              575,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            401,826,472

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,752,394
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         10,448,314
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                675,794
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   43,195
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 8,885
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,155
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       65,675
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        12,995,412
---------------------------------------------------------------------------------------------------
Net assets                                                                             $388,831,060

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (1,400 shares authorized
and outstanding at $100,000 per share) (Note 4)                                        $140,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)                 228,730,452
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              6,541,122
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (7,017,602)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               20,577,088
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $388,831,060

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                   $140,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                               29,536
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed
preferred shares -- liquidation preference                                             $140,029,536
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $248,801,524
---------------------------------------------------------------------------------------------------
Net asset value per common share
($248,801,524 divided by 20,646,799 outstanding shares)                                      $12.05
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended November 30, 1997

Tax exempt interest income:                                                            $25,981,015
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                         2,686,847
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             269,382
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           14,080
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             7,116
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     24,954
--------------------------------------------------------------------------------------------------
Auditing                                                                                    56,141
--------------------------------------------------------------------------------------------------
Legal                                                                                       29,881
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       30,261
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                     359,889
--------------------------------------------------------------------------------------------------
Other                                                                                        7,754
--------------------------------------------------------------------------------------------------
Total expenses                                                                           3,486,305
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (46,572)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             3,439,733
--------------------------------------------------------------------------------------------------
Net investment income                                                                   22,541,282
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           564,856
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            611,310
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                        3,151,505
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  4,327,671
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $26,868,953
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                        Year ended November 30
                                                                  --------------------------------
                                                                        1997               1996
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $ 22,541,282       $ 21,874,192
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                      1,176,166             17,036
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             3,151,505         (6,157,973)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 26,868,953         15,733,255
--------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                           (5,144,062)        (5,200,089)
--------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                --            (45,038)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $29,536 and $13,080, respectively                21,724,891         10,488,128
--------------------------------------------------------------------------------------------------
Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                          (19,741,555)       (19,568,069)
--------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                         2,357,814          2,567,091
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               4,341,150         (6,512,850)
--------------------------------------------------------------------------------------------------

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   384,489,910        391,002,760
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $6,541,122 and $8,901,036, respectively)                        $388,831,060       $384,489,910
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                       20,470,991         20,272,824
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment
of distributions                                                        175,808            198,167
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                             20,646,799         20,470,991
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                 1,400              1,400
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                         Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year
(common shares)                                    $11.94           $12.37           $11.22           $13.44           $12.36
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.09             1.06             1.17             1.20             1.32
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .23             (.28)            1.23            (2.03)             .91
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.32              .78             2.40             (.83)            2.23
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                               (.96)            (.96)            (.94)            (.97)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                            (.25)            (.25)            (.28)            (.19)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                                 --               --               --             (.21)              --
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                              --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments
------------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                                 --               --             (.02)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                              --               -- (d)         (.01)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.21)           (1.21)           (1.25)           (1.39)           (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year
(common shares)                                    $12.05           $11.94           $12.37           $11.22           $13.44
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of year
(common shares)                                   $14.750          $13.625          $13.500          $11.880          $14.000
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market price
(common shares) (%)(a)                              16.25             8.65            22.95            (6.74)           13.54
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                      $388,831         $384,490         $391,003         $364,814         $405,670
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.43             1.49             1.50             1.45             1.40
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         7.13             6.84             7.50             8.07             8.59
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              26.91           146.43           122.65            78.97            33.73
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended
    November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Distributions in excess of net realized gain to the preferred stockholders amounted to less than $0.01 per common share.




Notes to financial statements
November 30, 1997

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value and other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1997, the fund had a capital loss carryover of approximately $2,632,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

        Loss Carryover                   Expiration
------------------------------------------------------------
          $1,985,000                  November 30, 2004
             647,000                  November 30, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven day period. The applicable dividend rate for the remarketed preferred shares on November 30, 1997 was 3.85%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on certain futures contracts, dividends payable, and defaulted bond interest. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1997, the fund reclassified $15,579 to decrease undistributed net investment income and $3,034 to increase paid-in-capital, with a decrease to accumulated net realized loss on investments of $12,545. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1997, fund expenses were reduced by $46,572 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustees fee, of which $628 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended November 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $117,846,707 and $102,252,364, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 1997, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 91% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.




Results of October 9, 1997 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 9, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:

                               Common Shares              Preferred Shares
                                            Votes                      Votes
                          Votes for       withheld        Votes for  withheld
Jameson Adkins Baxter     18,726,006        274,043         1,134       15
Hans H. Estin             18,725,126        274,923         1,134       15
John A. Hill            not applicable    not applicable    1,134       15
R.J. Jackson              18,744,521        255,528         1,134       15
Elizabeth T. Kennan       18,734,783        265,266         1,134       15
Lawrence J. Lasser        18,744,627        255,422         1,134       15
Robert E. Patterson     not applicable    not applicable    1,134       15
Donald S. Perkins         18,729,581        270,468         1,134       15
William F. Pounds         18,729,180        270,869         1,134       15
George Putnam             18,731,299        268,750         1,134       15
George Putnam, III        18,734,547        265,502         1,134       15
A.J.C. Smith              18,743,414        256,635         1,134       15
W. Nicholas Thorndike     18,740,567        259,482         1,134       15

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows:

Common Shares -- 18,698,641 votes for, and 60,606 votes against, with 240,802 abstentions and non-broker votes.

Preferred Shares -- 1,134 votes for, and 15 votes against, with 0 abstentions and non-broker votes.

All tabulations are rounded to nearest whole number.




Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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36870   1/98